www.raitft.com www.raitft.com A Diversified Real Estate Finance REIT 2007 FBR Capital Markets Investor Conference November 27, 2007 Exhibit 99.1

www.raitft.com www.raitft.com
Forward Looking Disclosure and Use of Non-
GAAP Financial Measures
This document and the related presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995. These forward-looking statements include, but are not limited to, statements about RAIT Financial Trust’s (“RAIT”) plans, objectives, expectations and intentions with respect to future operations, products and services and other statements that are not historical facts. These forward-looking statements are based upon the current beliefs and expectations of RAIT's management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within RAIT’s control. In addition, these forward-
looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the risk factors discussed and identified in filings by RAIT with the Securities and Exchange Commission; adverse market developments and credit losses have reduced, and may continue to reduce, the value of trust preferred securities and subordinated debentures; adverse market developments may reduce the value of other assets in RAIT’s investment portfolio; RAIT’s liquidity may be adversely affected by the reduced availability of short-term and long-term financing, including a reduction in the market for securities issued in securitizations and in the availability of repurchase agreements and warehouse facilities; RAIT’s liquidity may be adversely affected by margin calls; RAIT may be unable to obtain adequate capital at attractive rates or otherwise; payment delinquencies or failure to meet other collateral performance criteria in collateral underlying RAIT’s securitizations have restricted, and may continue to restrict, RAIT’s ability to receive cash distributions from its securitizations; covenants in RAIT’s financing arrangements may restrict its business operations; fluctuations in interest rates and related hedging activities against such interest rates may affect RAIT’s earnings and the value of its assets; borrowing costs may increase relative to the interest received on RAIT’s investments; RAIT may be unable to acquire eligible securities for securitization transactions on favorable economic terms; RAIT may experience unexpected results arising from litigation; RAIT and Taberna Realty Finance Trust may fail to maintain qualification as REITs; RAIT may fail to maintain exemptions under the Investment
Company Act of 1940; geographic concentrations in investment portfolios of residential mortgage loans could be adversely affected by economic factors unique to such concentrations; the market value of real estate that secures mortgage loans could diminish due to factors outside of RAIT’s control;
adverse governmental or regulatory policies may be enacted; management and other key personnel may be lost; competition from other REITs and other specialty finance companies may increase; and general business and economic conditions could adversely affect credit quality and loan originations.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to RAIT or any person acting on it’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this document and the related presentation. Except to the extent required by applicable law or regulation, RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.
This document contains, and the related presentation may contain, non-U.S. generally accepted accounting principles (“GAAP”) financial measures.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this document which is available on RAIT’s website at www.raitft.com.

www.raitft.com www.raitft.com
RAIT is a specialty finance REIT that provides a broad set of debt financing options to the real estate industry in the U.S. and Europe.  We seek to generate risk-adjusted investor returns on a diversified portfolio of assets and to earn fees from origination, structuring and management activities.
Diversified Real Estate Finance REIT
Assets under management - $14.3
billion
Commercial real estate loans - $2.3
billion
European program – primarily
subordinated debt of European real
estate companies - $1.5 billion
Domestic TruPS and subordinated
debt - $5.3 billion
Residential mortgage securitized
portfolio - $4.2 billion
Other investments - $1 billion
RAIT Snapshot:
Public in January 1998
$0.46 per common share dividend
in Q3 2007
20.4% Common dividend yield
based on $9.02 stock price at
11/13/07
$75 million share buy back
authorization in place

www.raitft.com www.raitft.com
Key Drivers of Value Creation
Credit focus
Experienced
management team
Risk monitoring and
surveillance
Long term matched
funding
A diverse portfolio
of originated and
managed assets
Enhanced
Shareholder
Value
Enhanced
Shareholder
Value
Economic book value

www.raitft.com www.raitft.com
Strategy
Manage diversified portfolios staying focused on credit to
achieve above average risk-adjusted returns
Allocate capital to commercial real estate and European
platforms
Generate fee income from loan originations, structuring
and asset management fees
Expand third-party asset management and co-investment
opportunities
Sustain and grow quarterly dividends from current levels

www.raitft.com www.raitft.com
Investment Portfolio Summary
Note:  As of 9/30/07
Amortized
Cost(1)
Estimated
FairValue(2)
Percentage
of Total
Portfolio
Weighted -
Average
Coupon(3)
(dollars in thousands)
Investments in Securities:
TruPS and subordinated debentures................................$ 4,775,807 $ 4,568,961 38.2% 7.9%
Unsecured REIT note receivables...................................
386,946 368,659 3.1% 5.6%
CMBS receivables........................................................... 283,156 253,692 2.0% 5.7%
Other securities................................................................ 160,278 139,692 1.2% 9.7%
Total investments in securities....................................... 5,606,187 5,331,004 44.5% 7.7%
Investments in Mortgages and Loans
Residential mortgages and mortgagerelated receivables(4)... - 4,167,907 4,096,794 34.2% 5.6%
Commercial mortgages and mezzanine loans......................... 2,251,972 2,255,622 18.9% 8.9%
Total investments in mortgages and loans..............................
6,419,879 6,352,416 53.1% 6.8%
Investments in real estate interests
................................... 284,655 284,655 2.4%
N/A
Total Portfolio/Weighted Average.......................................... $ 12,310,721 $ 11,968,075 100.0% 7.2%
(1) Amortized cost reflects the cost incurred by us to acquire or originate the asset, net of origination discount and other than temporary impairment.
(2) The fair value of our investments represents our management’s estimate of the price that a willing buyer would pay a willing seller for such assets. Our management bases this estimate on the underlying interest rates and credit spreads for fixed-rate securities and, to the extent available, quoted market prices. The amortized cost of our investments in real estate interests approximates fair value.
(3) Weighted average coupon is calculated on the unpaid principal amount of the underlying instruments which does not necessarily correspond to amortized cost or estimated fair value.
(4) Our investments in residential mortgages and mortgagerelated receivables at September30, 2007 consisted of -related receivables at September30, 2007 consisted of investments in adjustable rate residential mortgages. These mortgages bear interest rates that are fixed for three, five, seven and ten year periods, respectively, and reset annual ly thereafter and are referred to as 3/1, 5/1, 7/1 and 10/1 ARMs, respectively. We financed our investment in these assets through shortterm repurchase -
agreements and long - term securitizations.

www.raitft.com www.raitft.com
Portfolio: Invested Capital & Cash Flow
Summary
Note:  As of 9/30/07
(1)
Represents RAIT’s retained interests in Taberna II, III, IV,V, VI and VII securitizations
(2)
Represents RAIT’s retained interest in Taberna I, VIII and XI securitizations
(3)
Includes asset management fees and yield
($ in thousands)
Invested Capital
Annualized Gross
Cash Flow(3)
Yield  on Invested
Capital
Commercial Real Estate Portfolio ............................................................
$        800,124 $        126,650 16%
European Portfolio (unconsolidated)....................................................... 56,377 12,574 22%
Domestic TruPS Portfolio..........................................................................
102,000(1) 12,066 12%
275,300(2) 46,026 17%
Residential mortgage Portfolio.................................................................
257,583 19,614 8%
Other assets ................................................................................................ 33,212 4,459 13%
Totals ......................................................................................................... $ 1,524,596 $ 221,389 15%

www.raitft.com www.raitft.com
$2.3 billion CRE assets under management:
-
Originating and underwriting commercial real
estate loans since 1998
-
Extensive origination platform:
-
referral network
-
repeat borrowers
-
wall street
Commercial Real Estate Portfolio
Note:  As of 9/30/07
Program types:
Commercial Mortgage Loan Program
Senior whole loans, short-term bridge loans
$5 million - $50 million
Mezzanine Lending and Preferred Equity Program
$250,000 - $50 million
Higher rates of return than commercial mortgage loans
-
Strong credit history
14%-20% $800,124
Target Yields Invested Capital ($ in thousands)

www.raitft.com www.raitft.com
$228
$456
$614
$1,064
$1,396
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2003 2004 2005 2006 YTD '07
Gross Production
(in millions)
Commercial Real Estate Portfolio: Loan
Production
(in millions)
Note:  As of 9/30/07
(1) – Calculated by subtracting the amounts of any repayments and prepayments in the same year.
$96
$201
$241
$539
$1,143
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2003 2004 2005 2006 YTD '07
Net Production(1)

www.raitft.com www.raitft.com
Commercial Real Estate Portfolio: Loan
Characteristics
Property Types Geographic Distribution
Note:  As of 9/30/07
Amortized
Cost
Weighted
Average
Coupon
Number
of Loans
% of
Total
Loan
Portfolio
Commercial mortgages
$  1,486  8.3% 132 66.0%
Mezzanine loans
     563  10.8% 170 25.0%
Other loans
     203  7.7% 12 9.0%
Unearned Fees (17)
Total $       2,235 8.9% 314 100%
Mid-
Atlantic
14%
Central
33%
Southeast
21%
West 27%
Northeast
5%
Multi-family
51%
Office 25%
Retail 18%
Industrial 1%
Other 5%
($ in millions)

www.raitft.com www.raitft.com
European Platform Profile:
-
$1.5 billion European non-consolidated assets under management generating enhanced fee income
-
London office:
-
11 employees
Strategy :
-
create one of the top European real estate asset
managers
-
expand commercial real estate lending in Europe
European Profile
Note:  As of 9/30/07
-
Origination platform:
-
Extensive referral network
-
Financing:
-
As of 9/30/07 – approximately EUR 513.4 million ($732
million) of capital available in two securitizations in
ramp up period to finance new investments
-
Expect to finance additional European assets through
another securitization in 2008
15%-25% $56,377
Target Yields Invested Capital ($ in thousands)

www.raitft.com www.raitft.com
European Portfolio Characteristics
Issuer Types
Note:  As of 9/30/07
Diversified,
26%
Retail, 21%
Hotel, 11%
Office, 14%
Warehouse/Ind
ustrial, 5%
Specialty
Finance, 11%
Financial
Institutions, 3%
CMBS, 4%
Multi Family,
1%
Infrastructure,
3%
B Notes, 1%
Geographic Distribution
B Notes, 1%
Trust
Preferred, 2%
CMBS, 4%
Perpetual, 8%
Subordinated,
32%
Senior, 53%
Investment Types
Other, 16%
Czech Republic /
Slovak, 5%
Germany, 11%
Spain, 13%
US, 14%
France, 18%
UK, 23%

www.raitft.com www.raitft.com
Domestic TruPS Platform Profile:
-
$5.3 billion assets under management
-
Extensive origination platform
-
Extensive referral network
-
Fees:
-
Asset management fees
-
Origination fees
-
Current market conditions
Domestic TruPS Portfolio
15%-20% $377,300
Target Yields Invested Capital ($ in thousands)
Commercial
Mortgage
28%
Office 18%
Homebuilders
15%
Residential
Mortgage
13%
Retail 4%
Specialty
finance
15%
Storage
3%
Hospitality
4%
TruPS Issuer Types
Note:  As of 9/30/07

www.raitft.com www.raitft.com
Residential Mortgage Loan Portfolio Profile
Geographic Distribution
Note:  As of 9/30/07
CA 44%
IL 3%
FL 7%
AZ 3%
All other
states 22%
WA 3%
VA 5%
NJ 4%
NY 3%
NV 3%
MD 3%
($ in millions)
>710,
75%
<640, 1%
709 -
641, 24%
Portfolio by FICO Score
Target Yields
$257,583
6%-10%
Invested Capital ($ in thousands)
Carrying
Amount at
9/30/07
Average
Interest
Rate
Average
Next
Adjustment
Date
Number
of
Loans
% of
Portfolio
Average
FICO
3/1 ARM....................... .$ 121 5.6% Aug. 2008 310 2.9% 732
5/1 ARM....................... 3,423 5.6% Jul. 2010 7,075 82.1% 739
7/1 ARM....................... 559 5.7% Aug. 2011 1,232 13.4% 737
10/1 ARM..................... 65 5.7% June 2015 73 1.6% 749
Total............................. $4,168 5.6% 8,690 100.0% 738

www.raitft.com www.raitft.com
Other Investments
Note:  As of 9/30/07
1 - Held in consolidated securitizations.
($ in millions)
Investment Description
Weighted
Average
Coupon
Estimated
Fair Value
RMBS ................................................................ 5.7% $    5
CMBS receivables
(1)
.............................. .................
5.7% 254
Unsecured REIT notes
(1)
.............................. ...........
5.6% 369
Other securities ..................................................... 9.9% 134
Total ................................................................ 6.4% $762

www.raitft.com www.raitft.com
Liquidity & Capital Resources at
9/30/07
$176.6 million of available cash
$441.0 million of restricted cash (primarily related to committed funds under our consolidated securitizations)
Repurchase indebtedness
Decreased by $700 million to $212.8 million
EUR 513.4 million ($732 million) of off balance sheet restricted cash (related to available funds for investment under our
unconsolidated European securitizations in their ramp-up period)
$81.4 million of unused capacity under commercial bank facilities

www.raitft.com www.raitft.com
Selected GAAP Financial Data
  Nine months
ended
September 30,
2007
Year ended
December 31,
2006
Operating Data:
Net investment income $      141,279
$       75,095
Total revenue 170,251
102,282
Total expenses 102,014
32,320
Net income (loss) from continuing operations       (187,320)
72,098
Net income (loss) available to common shareholders       (195,855)
67,839
Balance Sheet Data:
Investments in securities $ 5,420,905
$ 5,138,311
Commercial mortgages, mezzanine loans and other loans 2,235,102
1,250,945
Residential mortgages and mortgage related receivables 4,167,907
4,676,950
Total assets 13,136,344
12,060,506
Total indebtedness 11,757,614
10,452,191
Total liabilities 12,102,779
10,739,829
Minority interest  6,303
124,273
Shareholders’ equity 1,027,262
1,196,404
Other Data:
Common shares outstanding, at period end 61,000,401
52,151,412
Dividends declared per share $ 2.10
$ 2.70
($ in thousands)

www.raitft.com www.raitft.com
Performance Measures
Adjusted Earnings is an additional measure of our operating performance because it facilitates evaluation of us without the effects of adjustments in accordance with GAAP that may not necessarily be indicative of current operating performance. Reconciliation of Reported GAAP Net Income Available to Common Shares to Adjusted Earnings for the
Three-Month and Nine-Month Periods Ended September 30, 2007 (unaudited) (1)
(1) Adjusted earnings and adjusted earnings per share are non-GAAP financial measurements and do not purport to be an alternative to net income or earnings per share determined in accordance with GAAP as a measure of operating performance or to cash flows from operating activities determined in accordance with GAAP as a measure of liquidity. We define adjusted earnings as net income available to common shares, determined in accordance with GAAP, adjusted for the following items: real estate depreciation, amortization of intangible assets, share-based compensation, allowance for loan losses, unrealized gains
(losses) on hedges, deferred fee income and the deferred tax provision. Management views adjusted earnings as a useful and appropriate supplement to net income and earnings per share. The measure serves as an additional measure of our operating performance because it facilitates evaluation of us without the effects of certain adjustments in accordance with GAAP that may not necessarily be indicative of current operating performance. Adjusted earnings should be reviewed in connection with net income and cash flows from operating, investing and financing activities in our consolidated financial statements, to help analyze how our business is performing. Adjusted earnings and other supplemental performance measures are defined in various ways throughout the REIT industry. Investors should consider these differences when comparing our adjusted earnings to other REITs.
For the three
months ended
September 30,
2007
For the nine
months ended
September 30,
2007
Net income available to common shares, as reported $ (243,591) $ (195,855)
Add (deduct):
Depreciation 1,945 3,816
Amortization of intangible asset s 17,473 46,051
Provision for losses 6,099 10,662
Unrealized (gains) losses on interest rate hedges 3,122 2,605
Asset impairment, net of minority interest of $95,986 246,968 246,968
Share-based compensation 3,016 8,753
Non-recurring item s — 2,985
Fee income deferred (5,263) 27,732
Deferred tax provision 3,245 (15,445)
Adjusted earnings $ 33,014 $ 138,272
Adjusted earnings per share $ 0.54 $ 2.28
Distributions declared per common share $ 0.46 $ 2.10

www.raitft.com www.raitft.com
Performance Measures
Total fees generated represents the total fees generated, without consideration for the deferral of fees, as yield adjustments, in accordance with GAAP.

For the Three-Month
Period Ended
September 30, 2007
For the Nine-Month
Period Ended
September 30, 2007

(dollars in thousands)
Fees and other income, as reported $ 11,325  $ 20,889
Add (deduct):
Asset management fees, eliminated 6,300  16,538
Deferred structuring fees —    11,413
Deferred origination fees, net of
amortization
(5,263)  16,319

Total fees generated $ 12,362  $ 65,159
(1) Total fees generated represents the total fees generated, without consideration for the deferral of fees, as yield adjustments, in accordance with
GAAP.  This data is useful to management as a gauge of our cash revenue as it drives earnings at our taxable REIT subsidiaries for distribution to us and ultimately to our shareholders.

www.raitft.com www.raitft.com
Performance Measures
Economic Book Value is defined as shareholders’ equity, determined in accordance with GAAP, adjusted for the following items: liquidation value of preferred shares, unamortized intangible assets, goodwill, and losses recognized in excess of our investments at risk.
At September 30,
2007
Shareholders’ equity, as reported  $1,027,262
Add (deduct):
Liquidation value of preferred shares (1) (165,458)
Unamortized intangible assets (76,954)
Goodwill (75,619)

Tangible Book Value
709,231
Unrealized losses recognized in excess of value at risk 100,000

Economic Book Value
$ 809,231

Shares outstanding as of September 30, 2007 61,000,401

Economic Book Value per share $ 13.27

(1) Based on 2,760,000 Series A Preferred shares, 2,258,300 Series B Preferred Shares, and
1,600,000 Series C Preferred shares, all of which have a liquidation preference of $25.00 per share.

www.raitft.com www.raitft.com A Diversified Real Estate Finance REIT 2007 FBR Capital Markets Investor Conference November 27, 2007